UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

MORNINGSTAR, INC.
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)
	22 West Washington Street Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)
(312) 696-6000 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report) __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 2.02.    Results of Operations and Financial Condition.

On October 29, 2025, Morningstar, Inc. (the "Company" or "we") issued a press release announcing its financial results for the quarter ended September 30, 2025 (the "Earnings Release"). A copy of the Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Additionally, on October 29, 2025, the Company published a Supplemental Presentation. A copy of the Supplemental Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Earnings Release and Supplemental Presentation shall each be deemed furnished, not filed, for purposes of this Current Report on Form 8-K (this "Report").

Item 7.01.    Regulation FD Disclosure

On October 29, 2025, the Company published a Shareholder Letter. The Shareholder Letter is included as Exhibit 99.3 to this Report and incorporated herein by reference. The Shareholder Letter shall be deemed furnished, not filed, for purposes of this Report.

Additionally, on October 29, 2025, the Company's Board of Directors approved (i) the termination of the Company's three-year $500 million share repurchase program effective January 1, 2023, under which repurchases were completed in October 2025, and (ii) a new three-year share repurchase program that authorizes the Company to repurchase up to $1 billion in shares of the Company's outstanding common stock, effective October 31, 2025.

The information set forth under Item 2.02, "Results of Operations and Financial Condition" is incorporated herein by reference.

Information or documents on the Company's website referred to in this Report or in the exhibits to this Report are not incorporated by reference into this Report.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements as that term is used in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as "aim," "committed," "consider," "estimate," "future," "goal," "is designed to," "maintain," "may," "might," "objective," "ongoing, “could," "expect," "intend," "plan," "possible," "potential," "seek," "anticipate," "believe," "predict," "prospects," "continue," "strategy," "strive," "will," "would," "determine," "evaluate," or the negative thereof, and similar expressions. These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. For us, these risks and uncertainties include, among others, failing to close the Center for Research in Security Prices (“CRSP”) acquisition of a timely basis or at all, failing to achieve the anticipated benefits of the CRSP acquisition, failing to maintain and protect our brand, independence, and reputation; failure to prevent and/or mitigate cybersecurity events and the failure to protect confidential information, including personal information about individuals; changing economic conditions, including prolonged volatility, recessions, or downturns affecting the financial sector and global financial markets, and the impacts of global trade policies, may negatively impact our financial results, including those of our asset-based businesses; compliance failures, regulatory action, or changes in laws applicable to our regulated businesses; failing to innovate our product and service offerings or meet or anticipate our clients’ changing needs; the impact of artificial intelligence technologies on our business and reputation, and the legal risks as they are incorporated into our products and tools; failure to detect errors in our products or failure of our products to perform properly due to defects, malfunctions, or similar problems; failing to recruit, develop, and retain qualified employees; failing to scale our operations and increase productivity in order to implement our business plans and strategies; liability for any losses that result from errors in our automated advisory tools or errors in the use of the information and data we collect; inadequacy of our operational risk management and business continuity programs to address materially disruptive events; failure of our strategic transactions, acquisitions, divestitures, and investments in companies or technologies to yield expected business or financial benefits, negatively impacting our operating results and our ability to deliver long-term value to shareholders; failing to maintain growth across our businesses due to changes in geopolitics and the regulatory landscape; liability relating to the information and data we collect, store, use, create, and distribute or the reports that we publish or are produced by our software products; the potential adverse effect of our indebtedness (and rising interest rates) on our cash flow and financial and operational flexibility; liability, costs, and reputational risks relating to environmental, social, and governance considerations; our dependence on third-party service providers in our operations; inadequacy of our insurance coverage; challenges in accounting for tax complexities in the global jurisdictions we operate in could materially affect our tax obligations and tax rates; the potential impact of vendor consolidation and clients' strategic decisions to replace our products and services with in-house products and services; our ability to build and maintain short-term and long-term shareholder value and pay dividends to our shareholders; our ability to maintain existing business and renewal rates and to gain new business; the impact of recently issued accounting pronouncements on our consolidated financial statements and related disclosure; and failing to protect our intellectual property rights or claims of intellectual property infringement against us. A more complete description of these risks and uncertainties, among others, can be found in our filings with the SEC, including our most recent Reports on Forms 10-K and 10-Q. If any of these risks and uncertainties materialize, our actual future results and other future events may vary significantly from what we expect. We do not undertake to update our forward-looking statements as a result of new information, future events, or otherwise, except as may be required by law. You are, however, advised to review any further disclosures we make on related subjects, and about new or additional risks, uncertainties, and assumptions in our future filings with the SEC on Forms 10-K, 10-Q, and 8-K.

Item 9.01. Financial Statements and Exhibits.
    (d)    Exhibits:

Exhibit No.	Description
99.1	Earnings Release dated October 29, 2025.
99.2	Supplemental Presentation dated October 29, 2025.
99.3	Shareholder Letter dated October 29, 2025.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).
_____________________________________________________________________________________

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.
Date: October 29, 2025	By:/s/ Michael Holt
Name: Michael Holt
Title: Chief Financial Officer